SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 August 28, 1996

                                 Summit Bancorp.
             (Exact name of registrant as specified in its charter)

                NEW JERSEY          1-6451                22-1903313
       (State or other juris-    (Commission            (IRS Employer
      diction of incorporation     File No.)          Identification No.)
            or organization)


                       301 Carnegie Center, P.O. Box 2066,
                        Princeton, New Jersey 08543-2066
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (609) 987-3200

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Item 5. Other Information.

Agreement and Plan of Merger

     On August 28, 1996, Summit Bancorp. ("Registrant" or "Summit") and B.M.J. Financial Corp. ("B.M.J.") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, (i) the merger of B.M.J. into Summit (the "Merger") and (ii) the exchange of each outstanding share of the Common Stock of B.M.J. ("B.M.J. Common") for .56 shares of the Common Stock of Summit ("Summit Common") and cash in lieu of any fractional shares of Summit Common, all upon the satisfaction of the terms and conditions set forth in the Merger Agreement, including the receipt of approval from the shareholders of B.M.J. the Board of Governors of the Federal Reserve System and the Commissioner of Banking and Insurance of the State of New Jersey.

     In connection with the execution of the Merger Agreement, Summit and B.M.J. entered into a stock option agreement pursuant to which B.M.J. granted to Summit an option to purchase, under certain circumstances, up to 1,490,000 shares of B.M.J. Common at an exercise price equal to last sale price of the B.M.J. Common on the trading day immediately preceding the date of the Merger Agreement.

     B.M.J. operates the Bank of Mid-Jersey and is headquartered in Bordentown, New Jersey. It has $650 million in assets and operates twenty community branches in Burlington, Mercer and Ocean Counties.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Description
(2)            Agreement and Plan of Merger,  dated August 28, 1996, between the Registrant and B.M.J. Financial Corp. (Incorporated by reference to Exhibit 10(a) to the Schedule 13D dated August 29,
               1996 filed by Summit Bancorp. with respect to the Common Stock, $1.00 par value, of B.M.J. Financial Corp. (SEC File No.
               0-13440).

(99) (a) B.M.J. Stock Option Agreement dated as of August 29, 1996, by and between the Registrant and B.M.J. Financial Corp. (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated August 29, 1996 filed by Summit Bancorp. with respect to the Common Stock, $1.00 par value, of B.M.J. Financial Corp. (SEC File No. 0-13440).

     (b)       News Release dated August 29, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: September 10, 1996                   SUMMIT BANCORP.

                                     By: /s/ DENNIS A. WILLIAMS
                                             Dennis A. Williams
                                             Senior Vice President


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                                  EXHIBIT INDEX

Ex. No.                             Description

(2) Agreement and Plan of Merger, dated August 28, 1996, between the Registrant and B.M.J. Financial Corp. (Incorporated by reference to Exhibit 10(a) to the Schedule 13D dated August 29, 1996 filed by Summit Bancorp. with respect to the Common Stock, $1.00 par value, of B.M.J. Financial Corp. (SEC File No. 0-13440)

(99) (a) B.M.J. Stock Option Agreement dated as of August 29, 1996, by and between the Registrant and B.M.J. Financial Corp. (Incorporated by reference to Exhibit 10(b) to the Schedule 13D dated August 29, 1996 filed by Summit Bancorp. with respect to the Common Stock, $1.00 par value, of B.M.J. Financial Corp. (SEC File No. 0-13440)

       (b)    News Release dated August 29, 1996.

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